Exhibit 99.1

Contact:
Michael J. Culotta
Executive Vice President and Chief Financial Officer
(502) 627-7475

PHARMERICA REPORTS RESULTS FOR THE THIRD QUARTER 2008
AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008
AND UPDATES EARNINGS GUIDANCE

Fiscal 2008 Adjusted EBITDA, Excluding Merger Related Costs and Other Charges
Expected to Range from $90.0 Million to $92.0 Million

Fiscal 2008 Diluted EPS Before any Merger Related Costs or Other Charges
Expected to Range from $0.85 to $0.89

Cash Flow Provided by Operating Activities Through Nine Months Exceeds $41 Million

LOUISVILLE, Kentucky (October 30, 2008) – PharMerica Corporation (NYSE: PMC), a national provider of institutional pharmacy and hospital pharmacy management services, today reported the results of its third quarter and nine months ended September 30, 2008.

PharMerica began trading on the New York Stock Exchange under the symbol “PMC” on August 1, 2007.  The Company was created through a combination of the institutional pharmacy and hospital pharmacy management businesses of Kindred Healthcare, Inc. (NYSE: KND) and AmerisourceBergen Corporation (NYSE: ABC) (the “Pharmacy Transaction”).  The Company’s results of operations for the third quarter and nine months ended September 30, 2008, include the combined results of Kindred Pharmacy Services, Inc. (“KPS”) and PharMerica Long-Term Care, Inc. (“PharMerica LTC”).  The Company’s results of operations for the third quarter and nine months ended September 30, 2007, reflect the historical results of KPS for all periods presented and reflect the historical results of PharMerica LTC since August 1, 2007.

Management Commentary

In commenting on the Company’s results for the third quarter, Gregory S. Weishar, PharMerica Corporation’s Chief Executive Officer, said, “We are pleased with the operating results and the progress we are making in transforming PharMerica into an aggressive competitor in the LTC industry. I am proud of how our employees are embracing the changes required to profitably operate in an evolving industry landscape. We are making great progress in consolidating redundant pharmacy operations and achieving synergy goals.  We continue to reduce expenses and are well positioned to navigate the economic challenges. Additionally, our cash flows from operations continue to be strong with $41.7 million through September.  An expanding acquisition pipeline gives us confidence that acquisitions will add to growth. Looking forward, we are updating our full year 2008 earnings guidance to a range of $0.85 per share to $0.89 per share.”

-MORE-

PMC Reports Results for the Third Quarter 2008
   and for the Nine Months Ended September 30, 2008

October 30, 2008

Third-Quarter and Nine Months Ended September 30, 2008 Highlights

•	Revenues were $486.2 million for the third quarter and $1,467.6 million for the nine months ended September 30, 2008.
➢	The increase from the third quarter of 2007 was the result of the acquisition of PharMerica LTC.
•	Prescriptions dispensed approximated 10.04 million for the third quarter and 30.32 million for the nine months ended September 30, 2008.
➢	Prescriptions dispensed were flat from the sequential second quarter as prescriptions per patient continued to increase despite the sequential reduction in licensed beds.
•	Net income was $4.3 million for the third quarter and $10.5 million for the nine months ended September 30, 2008.
➢
Integration, merger related costs and other charges were $7.1 million for the quarter ($4.1 million, net of tax) and $17.8 million ($10.1 million, net of tax) for the nine months ended September 30, 2008.

➢	Over 90% of planned pharmacy consolidations were completed by the end of the third quarter.
•	Diluted earnings per share were $0.14 for the third quarter of 2008 and $0.35 for the nine months ended September 30, 2008.
➢	Integration, merger related costs and other charges negatively impacted diluted earnings per share by $0.13 in the third quarter and $0.33 for the nine months ended September 30, 2008.
➢	Diluted earnings per share excluding the integration, merger related costs and other charges were $0.27 for the third quarter compared with $0.22 for the sequential second quarter.
•	Adjusted EBITDA was $25.1 million for the third quarter and $68.6 million for the nine months ended September 30, 2008.
➢	Adjusted EBITDA increased $2.7 million from the sequential second quarter.
•	Cash flows from operations were $17.5 million in the third quarter and $41.7 million for the nine months ended September 30, 2008.
➢	Cash flows from operations increased $4.5 million from the sequential second quarter.

Outlook for 2008

The Company’s updated guidance for 2008 is as follows:

(Dollars in millions, except per share data)	Ranges
Revenues	$1,945.0 - $1,965.0
Adjusted earnings before interest, taxes, depreciation, amortization, integration and merger related costs and other charges	$90.0 - $92.0
Depreciation and amortization expense	$29.6
Interest expense, net	$14.4 - $14.0
Tax rate	43.5%
Net income	$26.0 - $27.3
Diluted earnings per share	$0.85 - $0.89
Common and common equivalent shares outstanding (in millions)	30.6
Capital expenditures	$27.0 - $25.0

The fiscal 2008 earnings guidance above does not consider any integration, merger related costs or other charges the Corporation may incur.  The integration, merger related costs and other charges are expected to approximate $20.0 million for fiscal year 2008.

-MORE-

PMC Reports Results for the Third Quarter 2008
   and for the Nine Months Ended September 30, 2008

October 30, 2008

Conference Call

Management will hold a conference call to review the financial results for the third quarter on October 31, 2008, at 11:00 a.m. ET.  To access the live webcast, visit the Investor Relations section of the Company’s website at www.pharmerica.com or go to www.earnings.com.  To access a telephonic replay of the call, which will be available one hour after the conclusion of the call through November 14, 2008, please dial 1-888-286-8010 (617-801-6888 if calling from outside the U.S.) and use passcode 96266353.

About PharMerica

PharMerica Corporation is a leading institutional pharmacy services company servicing healthcare facilities in the United States.  As of September 30, 2008, PharMerica operated over 100 institutional pharmacies in 40 states.  PharMerica’s customers are institutional healthcare providers, such as nursing centers, assisted living facilities, hospitals and other long-term care providers.  The Company also provides pharmacy management services to 85 long-term care hospitals.

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Corporation’s current estimates, expectations and projections about its future results, performance, prospects and opportunities.  Forward-looking statements include, among other things, the Corporation’s continued focus on its initiatives of improving client retention and streamlining our operations and billing processes, the information concerning the Corporation’s possible future results of operations, the continued benefits and synergies to be obtained from the Pharmacy Transaction, the Corporation’s ability to purchase acquisition targets, and the strength of the Corporation’s financial performance during the remainder of 2008.  Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions.  These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Corporation’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  Important factors that could cause the Corporation’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release are included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including current reports on Form 10-Q, filed with the SEC by the Corporation.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release.  Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.  All subsequent written and oral forward-looking statements attributable to us or any person acting on the Corporation’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Corporation.

-MORE-

PMC Reports Results for the Third Quarter 2008
   and for the Nine Months Ended September 30, 2008

October 30, 2008

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2007		2008		2007		2008
	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues
Revenues	$377.5	100.0%	$486.2	100.0%	$725.6	100.0%	$1,467.6	100.0%

Total cost of goods sold	321.1	85.1	415.9	85.5	626.9	86.4	1,254.0	85.4

Gross profit	56.4	14.9	70.3	14.5	98.7	13.6	213.6	14.6

Selling, general and administrative expenses	46.8	12.4	50.5	10.4	81.2	11.2	161.8	11.1

Amortization expense	1.4	0.4	1.6	0.3	3.4	0.5	4.8	0.3

Integration, merger related costs and other charges	46.8	12.4	7.1	1.5	52.5	7.2	17.8	1.2

Operating income (loss)	(38.6)	(10.3)	11.1	2.3	(38.4)	(5.3)	29.2	2.0

Interest expense, net	3.1	0.8	3.4	0.7	3.1	0.4	10.6	0.7

Income (loss) before income taxes	(41.7)	(11.1)	7.7	1.6	(41.5)	(5.7)	18.6	1.3

Provision (benefit) for income taxes	(14.7)	(3.9)	3.4	0.7	(14.6)	(2.0)	8.1	0.6

Net income (loss)	$(27.0)	(7.2)%	$4.3	0.9%	$(26.9)	(3.7)%	$10.5	0.7%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2008	2007	2008
Earnings per common share:
Basic	$(1.07)	$0.14	$(1.46)	$0.35
Diluted	$(1.07)	$0.14	$(1.46)	$0.35

Shares used in computing earnings per common share:
Basic	25,112,843	30,105,157	18,407,991	30,081,596
Diluted	25,112,843	30,391,484	18,407,991	30,195,009

-MORE-

PMC Reports Results for the Third Quarter 2008
   and for the Nine Months Ended September 30, 2008

October 30, 2008

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in millions)

	Dec. 31, 2007	Sept. 30, 2008

ASSETS
Current assets:
Cash and cash equivalents	$32.0	$42.6
Accounts receivable, net	213.0	220.8
Inventories	77.9	77.9
Deferred tax assets	27.1	28.2
Prepaids and other assets	19.5	14.6
	369.5	384.1

Equipment and leasehold improvements	87.4	99.9
Accumulated depreciation	(30.0)	(42.1)
	57.4	57.8

Deferred tax assets	58.8	51.9
Goodwill	111.3	110.7
Intangible assets, net	77.5	72.7
Other	5.6	6.9
	$680.1	$684.1

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$51.5	$54.2
Salaries, wages and other compensation	40.5	37.3
Other accrued liabilities	8.9	11.5
	100.9	103.0

Long-term debt	250.0	240.0
Other long-term liabilities	15.6	16.8

Commitments and contingencies

Minority interest	4.4	–

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized and no shares issued at December 31, 2007 and September 30, 2008	–	–
Common stock, $0.01 par value; 175,000,000 shares authorized; 30,360,612 shares issued and outstanding, December 31, 2007, and 30,462,251 shares issued and outstanding, September 30, 2008	0.3	0.3
Capital in excess of par value	332.9	337.1
Accumulated other comprehensive loss	(2.6)	(2.2)
Retained deficit	(21.4)	(10.9)
	309.2	324.3
	$680.1	$684.1

-MORE-

PMC Reports Results for the Third Quarter 2008
   and for the Nine Months Ended September 30, 2008

October 30, 2008

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2008	2007	2008
Cash flows provided by operating activities:
Net income (loss)	$(27.0)	$4.3	$(26.9)	$10.5
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	4.5	5.3	8.0	16.8
Amortization	1.4	1.6	3.4	4.8
Provision for bad debt	6.3	7.2	10.7	17.9
Integration, merger related costs and other charges	34.7	0.6	34.7	1.5
Stock-based compensation	0.4	1.4	0.6	3.5
Amortization of deferred financing fees	0.1	0.1	0.1	0.3
Deferred income taxes	(19.6)	2.8	(22.7)	6.9
Loss (gain) on disposition of equipment	0.8	0.2	0.9	0.8
Other	0.4	(0.3)	(0.4)	(0.3)
Change in operating assets and liabilities:
Accounts receivable	(7.5)	(12.0)	(28.3)	(26.6)
Inventories and other assets	(1.8)	(1.6)	(0.4)	–
Prepaids and other assets	(7.1)	0.1	(8.2)	4.5
Accounts payable	21.7	8.1	27.3	1.9
Salaries, wages and other compensation	6.4	0.9	7.5	(1.6)
Other accrued liabilities	6.4	(1.2)	6.8	0.8
Net cash provided by operating activities	20.1	17.5	13.1	41.7

Cash flows used in investing activities:
Purchase of equipment and leasehold improvements	(11.2)	(6.0)	(14.5)	(17.8)
Acquisitions	(3.9)	(4.4)	(4.8)	(4.4)
Cash proceeds from sale of assets	–	0.1	–	0.3
Other	–	–	0.3	–
Net cash used in investing activities	(15.1)	(10.3)	(19.0)	(21.9)

Cash flows provided by (used in) financing activities:
Proceeds from long-term revolving credit facility	20.0	–	20.0	–
Repayments of long-term revolving credit facility	(20.0)	–	(20.0)	–
Proceeds from long-term debt	275.0	–	275.0	–
Repayments of long-term debt	(10.0)	–	(10.0)	(10.0)
Proceeds from spin-co loans	125.0	–	125.0	–
Repayment of spin-co loans	(250.0)	–	(250.0)	–
Payment of debt issuance costs	(2.0)	–	(2.0)	–
Dividends	(125.0)	–	(125.0)	–
Net contributions from Former Parent	8.0	–	17.3	–
Cash contributions received from minority shareholders	0.5	–	1.6	0.1
Issuance of common stock	–	0.5	–	0.7
Net cash provided by (used in) financing activities	21.5	0.5	31.9	(9.2)

Change in cash and cash equivalents	26.5	7.7	26.0	10.6
Cash and cash equivalents at beginning of period	3.2	34.9	3.7	32.0
Cash and cash equivalents at end of period	$29.7	$42.6	$29.7	$42.6

Supplemental information:
Transfers of property and equipment from Former Parent	$4.9	$–	$10.4	$–
Cash paid for interest	$0.9	$3.6	$0.9	$11.1
Cash paid for taxes	$–	$0.5	$0.7	$1.4

Supplemental schedule of non-cash activities:
Fair value of assets acquired	$320.9	$–	$320.9	$(1.4)
Fair value of liabilities assumed or incurred	$174.1	$–	$174.1	$(1.4)
Stock issued and cash paid	$251.4	$–	$251.4	$–

-MORE-

PMC Reports Results for the Third Quarter 2008
   and for the Nine Months Ended September 30, 2008

October 30, 2008

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION

INTEGRATION, MERGER RELATED COSTS AND OTHER CHARGES
(Dollars in millions, except per share amounts)

The following is a summary of integration, merger related costs and other charges incurred by PharMerica in the third quarter and nine months ended September 30, 2007 and 2008 (unaudited).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2008	2007	2008
Integration costs and other charges:
Allowance for doubtful accounts	$27.9	$–	$27.9	$–
Professional and advisory fees	–	0.4	–	1.5
General and administrative	–	0.5	–	2.6
Employee costs	–	2.3	0.1	6.3
Severance costs	0.5	2.0	0.5	3.7
Facility costs	–	1.9	–	3.7
	28.4	7.1	28.5	17.8
Merger related costs:
Professional and advisory fees	5.6	–	8.0	–
General and administrative	4.9	–	5.4	–
Employee costs	4.9	–	7.6	–
Severance costs	2.2	–	2.2	–
Facility costs	0.7	–	0.7	–
Other	0.1	–	0.1	–
	18.4	–	24.0	–
Total integration, merger related costs and other charges	$46.8	$7.1	$52.5	$17.8
Negative impact on diluted earning per share	$(1.21)	$(0.13)	$(1.85)	$(0.33)

CUSTOMER LICENSED BEDS UNDER CONTRACT AND PRESCRIPTION DATA

The following is a summary of customer licensed beds under contract and prescription data as of and for the third quarter and nine months ended September 30, 2007 and 2008 (unaudited).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2008	2007	2008
Customer licensed beds:
Beginning of period	102,471	331,299	102,571	337,043
Additions - organic	9,059	4,901	16,809	16,393
Additions - acquisitions	237,538	–	237,538	–
Losses	(8,567)	(10,587)	(15,620)	(27,823)
Other	1,676	–	879	–
End of period	342,177	325,613	342,177	325,613

Prescription data:
Prescriptions dispensed (in thousands)	7,779	10,044	14,689	30,323
Revenue per prescription dispensed	$46.79	$46.95	$46.63	$46.93

-MORE-

PMC Reports Results for the Third Quarter 2008
   and for the Nine Months Ended September 30, 2008

October 30, 2008

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(Dollars in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2008	2007	2008
Net income (loss)	$(27.0)	$4.3	$(26.9)	$10.5
Add:
Interest expense, net	3.1	3.4	3.1	10.6
Integration, merger related costs and other charges	46.8	7.1	52.5	17.8
Provision (benefit) for income taxes	(14.7)	3.4	(14.6)	8.1
Effect of change in estimate on cost of goods sold	(3.1)	–	(3.1)	–
Depreciation and amortization expense	5.9	6.9	11.4	21.6
Adjusted EBITDA	$11.0	$25.1	$22.4	$68.6
Adjusted EBITDA Margin	2.9%	5.2%	3.1%	4.7%

Use of Non-GAAP Measures
PharMerica calculates Adjusted EBITDA as provided in the reconciliation above and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues.  PharMerica calculates and uses Adjusted EBITDA as an indicator of its ability to generate cash from reported operating results.  The measurement is used in concert with net income and cash flows from operations, which measure actual cash generated in the period.  In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures.  Adjusted EBITDA, as defined in the Credit Agreement, is used in conjunction with PharMerica’s debt leverage ratio and this calculation sets the applicable margin for the quarterly interest charge.  Adjusted EBITDA, as defined in the Credit Agreement, is not the same calculation as this Adjusted EBITDA table.  Adjusted EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”).  The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income are significant components of the accompanying unaudited condensed consolidated statements of operations, and must be considered in performing a comprehensive assessment of overall financial performance.  PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

PharMerica calculates and uses diluted earnings per share, exclusive of integration, merger related costs and other charges as an indicator of its core operating results.  The measurement is used in concert with net income and diluted earnings per share, which measure actual earnings per share generated in the period.  PharMerica believes the exclusion of these charges in expressing earnings per share provides management with a useful measure to assess period to period comparability and is useful to investors in evaluating PharMerica’s operating results from period to period.  Diluted earnings per share, exclusive of integration, merger related costs and other charges does not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and is not intended to represent or to be used as a substitute for diluted earnings per share as measured under GAAP.  The integration, merger related costs and other charges excluded from the diluted earnings per share are significant components of the accompanying unaudited condensed consolidated statements of operations, and must be considered in performing a comprehensive assessment of overall financial performance.

-END-